Scudder
International
Fund

Annual Report
March 31, 1997

Pure No-Load(TM) Funds


A fund offering opportunities for long-term growth of capital primarily from foreign equity securities.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents

   2  In Brief

   3  Letter from the Fund's Chairman

   4  Performance Update

   5  Portfolio Summary

   6  Portfolio Management Discussion

  10  Investment Portfolio

  16  Financial Statements

  19  Financial Highlights

  20  Notes to Financial Statements

  24  Report of Independent Accountants

  25  Tax Information

  28  Officers and Directors

  29  Investment Products and Services

  30  Scudder Solutions


                                    In Brief


o For the fiscal year ended March 31, 1997, Scudder International Fund provided a total return of 10.74%, comparing very favorably to the unmanaged MSCI EAFE plus Canada Index as world equity markets provided mixed performance over the period.

o We continue to see many investment opportunities in Europe, where the Fund is focusing on companies which are restructuring to build value for their shareholders.

o Valuations in Japan have become more favorable, and Fund holdings there are tilted toward globally competitive technology exporters positioned to benefit from a weak yen.

o Morningstar assigned the Fund an overall 4-star rating for its risk-adjusted performance among 939 international equity funds as of March 31, 1997.*



* Morningstar ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the international equity category, the Fund received a 4-star rating for the three-, five-, and ten-year periods, among 478, 219, and 79 Funds, respectively. Past performance is no guarantee of future results.


                             2 - SCUDDER INTERNATIONAL FUND

                         Letter From the Fund's Chairman


Dear Shareholders,

     We are pleased to present the annual report for Scudder International Fund for the fiscal year ended March 31, 1997. As outlined in the portfolio management discussion that follows, the Fund provided a strong total return over the period of 10.74%. Economic reforms, corporate restructurings, and improving growth prospects are providing a favorable backdrop in many non-U.S. investment venues. We believe Scudder International Fund remains an attractive alternative for investors seeking broad-based exposure to the opportunities for capital appreciation to be found in overseas equity markets.

     We are also pleased with the recognition that the Scudder Fund family has recently received from Morningstar. This fund rating service recently ranked the Scudder Family of Funds in the top 4 among 20 leading mutual fund companies for stability in management and conformity to investment style.* According to Morningstar, these attributes "... can be hard to come by in the fund industry. In fact, investors can't be sure who'll sign next quarter's shareholder letter, or that this month's large-cap growth fund will still be a large-cap growth fund next month. But a few fund families have done a better job than most at retaining talent and keeping their funds predictable." We will seek to maintain this track record of consistent management.

     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the "fund of funds" approach offering four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more complete information on Scudder products and services, please turn to page 29.

     Thank you for your continued investment in Scudder International Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. You can also obtain information by visiting our Internet web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder International Fund


* Morningstar Investor, February 1997

                             3 - SCUDDER INTERNATIONAL FUND

PERFORMANCE UPDATE as of March 31, 1997
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
3/31/97         $10,000   Cumulative  Annual
--------------------------------------------
Scudder International Fund
--------------------------------------------
1 Year          $ 11,074    10.74%    10.74%
5 Year          $ 17,322    73.22%    11.61%
10 Year         $ 23,456   134.56%     8.90%
--------------------------------------------
MSCI EAFE & Canada Index
--------------------------------------------
1 Year          $ 10,212     2.12%     2.12%
5 Year          $ 16,493    64.93%    10.52%
10 Year         $ 17,935    79.35%     6.01%
--------------------------------------------

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER INTERNATIONAL FUND
Year            Amount
----------------------
87             $10,000
88             $ 9,953
89             $11,379
90             $13,323
91             $13,517
92             $13,541
93             $14,776
94             $18,129
95             $17,763
96             $21,181
97             $23,456

MSCI EAFE & CANADA INDEX
Year            Amount
----------------------
87             $10,000
88             $11,560
89             $12,907
90             $11,503
91             $11,784
92             $10,874
93             $12,068
94             $14,710
95             $15,593
96             $17,563
97             $17,935

Yearly periods ended March 31

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far
East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended March 31

                       1988     1989      1990      1991      1992      1993      1994      1995      1996      1997
                     ------------------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 33.43  $ 34.79   $ 37.00   $ 34.69   $ 34.36   $ 35.69   $ 42.96   $ 39.72   $ 45.71   $ 48.07
INCOME DIVIDENDS..   $   .82  $   .13   $   .43   $   .74   $     -   $   .83   $   .69   $     -   $   .40   $  1.28
CAPITAL GAINS
DISTRIBUTIONS.....   $  9.39  $  3.06   $  3.15   $  1.98   $   .40   $   .86   $   .09   $  2.42   $  1.18   $  1.19
FUND TOTAL
RETURN (%)........      -.47    14.34     17.08      1.46       .18      9.12     22.69     -2.02     19.25     10.74
INDEX TOTAL
RETURN (%)........     15.60    11.64    -10.87      2.44     -7.73     10.99     21.87      6.02     12.62      2.12

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                         4 - SCUDDER INTERNATIONAL FUND

PORTFOLIO SUMMARY as of March 31, 1997

---------------------------------------------------------------------------
Geographical
(Excludes 7% Cash Equivalents)
---------------------------------------------------------------------------
Europe                             61%
Japan                              15%
Pacific Basin                      13%
Latin America                       9%
Canada                              2%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The portfolio is overweighted in
Europe, where we see many
opportunities, at the expense of
Japan.

--------------------------------------------------------------------------
Sectors
(Excludes 7% Cash Equivalents)
--------------------------------------------------------------------------
Manufacturing                      24%
Financial                          14%
Durables                            8%
Utilities                           7%
Communications                      6%
Energy                              6%
Health                              6%
Service Industries                  5%
Media                               4%
Other                              20%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Many overseas manufacturing and
financial companies are
beneficiaries of corporate
restructuring and economic reform.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
(14% of Portfolio)
--------------------------------------------------------------------------
1.   TELECOMUNICACOES BRASILEIRAS S.A.
     Telecommunication services
2.   AEGON INSURANCE GROUP NV
     Insurance company
3.   BAYER AG CHEMICAL PRODUCER
4.   ZENECA GROUP PLC
     Pharmaceuticals and agrochemicals
     holding company
5.   L.M. ERICSSON TELEPHONE CO.
     Manufacturer of cellular telephone
     equipment
6.   SMITHKLINE BEECHAM PLC
     Maker of ethical drugs and healthcare products
7.   VEBA AG
     Electric utility, oil and chemical distributor
8.   CENTRAIS ELECTRICAS BRASILEIRAS S/A
     Electric Utility
9.   DAIMLER-BENZ AG
     Automobile and truck manufacturer
10.  BRITISH PETROLEUM PLC
     International petroleum company

Top holdings include Brazilian
telecommunications and utility
companies in the process of
being privatized.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page
10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                         5 - SCUDDER INTERNATIONAL FUND

                         Portfolio Management Discussion

Dear Shareholders,

For the fiscal year ended March 31, 1997, Scudder International Fund provided a strong total return of 10.74%. The Fund's performance over the period compares very favorably to the 2.12% return of the unmanaged MSCI Europe, Australia, and Far East plus Canada Index, the Fund's benchmark.

                          European Equities Lead Major
                                     Markets

The period covered by this report saw mixed performance in the world equity markets. Japanese equities remained under pressure for much of the period, as problems in the banking sector, lackluster growth, the selling of cross-holdings, and the absence of domestic retail investors continued to create uncertainty. Weakness in Japan was offset by strong performance from most European markets. Fund performance relative to the benchmark MSCI index benefited over the period from an overweighting of Europe at the expense of Japan. European and Japanese holdings stood at 61% and 15% of equity assets, respectively, as of March 31.

The developments fueling stock prices in Continental Europe were both cyclical and structural. While European fiscal policy remains tight in advance of the Maastricht deadline, falling interest rates and weaker currencies are providing slightly higher-than-expected growth. Ongoing corporate restructuring provided an additional impetus and was reflected in strong performance from core markets such as Germany and France. Smaller European markets fared best led by Finland, where equities were driven up by falling interest rates and excellent performance from Nokia, a portfolio holding and substantial part of that country's market. Despite uncertainty in the first quarter of 1997 over European Monetary Union (EMU), peripheral markets Spain and Portugal turned in excellent performance over the 12-month period, supported by falling interest rates and the expectation that these countries would form part of the first round of EMU.

Emerging markets were mixed, as most Asian countries faltered. Korea and Thailand were particularly hard hit by problems in the banking sector. Hong Kong's market, after excellent performance in 1996, became unsettled in the first quarter of 1997 by an upward trend in U.S. interest rates, local government moves to dampen the property market, and renewed uncertainty over the upcoming transition to Chinese sovereignty. Brazil continued to deliver spectacular returns, propelled by positive news on deregulation and economic reform.

          Economic Reforms, Improved Growth Brighten Investment Outlook

Europe today offers investors a number of opportunities and challenges. From a cyclical standpoint, the combination of low interest rates and weakening currencies is leading to upward revisions in economic growth and corporate earnings forecasts. In addition, there are important structural changes taking place which we believe should have long term benefits to shareholders in European companies. Long-standing political and economic structures are losing viability due to the pressure of global competition, aging dependent


                             6 - SCUDDER INTERNATIONAL FUND
populations, and the limits of fiscal support. There is widespread recognition of the imperative to change -- to deregulate, to privatize, to reduce labor costs, to cut social welfare spending. It will not be an easy evolution and investors may be shaken by transitional jitters from time to time, but the potential rewards are exciting.

The last 12 months marked an important transition point in the development of an equity culture in Continental Europe, as governments pushed ahead with the privatization process. The flotation of Deutsche Telecom in late 1996 was a signal event as the largest single privatization in European stock market history. While the German equity market is among the larger European markets, it is still underdeveloped by international standards. The Deutsche Telecom issue was widely publicized by the government and attracted broad domestic interest. Given the success of the offering, German investors may well be encouraged to consider placing more of their large savings in equities. Elsewhere, the very successful privatization of the final government stake in Telefonica de Espana was recently heralded as the arrival of popular capitalism in Spain, with demand from domestic retail investors far exceeding supply. Emerging market Portugal has made remarkable strides towards the European mainstream, with a virtual doubling of its market capitalization over a four-year period through the privatization process.

In Japan, a falling currency and low interest rates provided critical support for an economy faced with an increase in the consumption tax and ongoing problems in the banking system. Japanese authorities have announced additional measures to deregulate the economy and financial system, most notably plans to remove restrictions on foreign exchange. Economic recovery is forecast for 1997 with an acceleration of growth for 1998. Corporate earnings should improve in a more positive growth environment, with a weaker yen and historically low interest rates providing additional impetus.

The Japanese market is undergoing a secular transition to a valuation structure more in keeping with global standards. While the transition may be a slow one, a greater focus on international accounting standards together with increased consolidation of disclosure from fiscal 1998 forward should bring Japanese corporate accounting closer to that of its global peers. Though deregulation and reform are ongoing and are as important to Japan as to Europe, Japan's pace today is slower and there is further to go.

Smaller Asian equity markets have suffered in recent years as a combination of cyclical forces have slowed growth: restrictive Asian central bank policy, economic weakness in the major export markets of Europe and Japan, and a plunge in the electronics and textile sectors. Looking forward, the outlook varies by market. Thailand and Korea face banking and structural adjustments, while Hong Kong has the special issue of the transition to Chinese sovereignty. In general, though, valuations reflect these uncertainties.

                             7 - SCUDDER INTERNATIONAL FUND

                                Focus on European
                          Restructuring Beneficiaries,
                           Japanese Global Competitors

In Europe, we have emphasized companies which are restructuring and focusing on building value for shareholders, such as Daimler Benz in Germany and Alcatel Alsthom and Generale des Eaux in France. The restructuring theme is also evident in the purchase of VW, which is realizing substantial cost savings by trimming production platforms from 16 to four. We are also positioned in European companies with effective strategies and products in growth markets. These include telecommunication infrastructure provider Nokia in Finland and information technology leader SAP in Germany. A focus on telecommunications stocks in Southern Europe, where restructuring, improved financials, and developing market opportunities have had a positive impact on the bottom line, has been rewarded by excellent stock performance from holdings in Portugal Telecom, Telecom Italia Mobile, and Telefonica de Espana.

Industry consolidation is another theme central to the portfolio. Pharmaceutical holdings Schering, Novartis, Zeneca, and SmithKline Beecham have benefited from merger activity designed to cut costs and to achieve economies of scale in view of global competition. With the German banking sector undergoing fundamental structural change driven by deregulation, technology, and increasing foreign competition, we have taken positions in Commerzbank and Bayerische Vereinsbank, companies we perceive as likely winners in this sector.

Valuations in Japan have become more favorable, but there remains a dichotomy between those companies which have not moved beyond the local economy and those companies which are successful global competitors. We have maintained a portfolio tilt toward high quality technology exporters such as Sony, Canon and Hitachi. We believe that share prices in this group do not fully reflect the increasingly competitive position of these global companies arising from a weak yen, the recovery in semiconductors, and new products. Honda Motors turned in excellent performance over the period as a result of strong demand at home and abroad, including a booming recreational vehicle market. Bridgestone has a strong global position in tires and is a beneficiary of growing demand for cars in Asia. Among domestically-oriented holdings in Japan, telecommunications company DDI is benefiting from high traffic growth in mobile and data communications, has a relatively low investment burden, and is attractively valued by global standards.

Turning to less-developed investment venues, while improving profitability combined with attractive stock valuations following three years of market stagnation may lead to a rebound in selected markets, we remain generally cautious on the smaller bourses in the Pacific Rim. However, despite weakness in the region, several of our holdings turned in excellent performance over the period. Positions such as China Development and Far Eastern Department Store in Taiwan were amply rewarded as the Taiwanese market bucked the regional trend, helped by easier liquidity, relaxed criteria for government pension plan investments, and expectations for stronger growth. In Hong Kong, market jitters

                             8 - SCUDDER INTERNATIONAL FUND
were offset in the portfolio by positive stock selection.

Brazil remains our preferred market in Latin America, as lower inflation and ongoing deregulation have translated into spectacular share price performance. Our focus in Brazil has largely been on a small number of government-controlled companies which are in the process of being restructured prior to their eventual privatization: telecommunications company Telebras, utility Electrobras, and oil company Petrobras. Though we remain cautious on the broader Mexican market, our one position there, Telmex, has performed well. When purchased, the company was one of the few value stories in a market dominated by growth stocks. Telmex has the potential for aggressive cost cutting and is using its large cash reserves to repurchase shares.

Going forward, we will continue to seek opportunities presented by the structural changes well underway in Europe, globally competitive companies in Japan, and select emerging markets. We believe Scudder International Fund remains an appropriate vehicle for investors seeking valuable exposure to overseas equity markets, and we thank you for your continued investment.

Sincerely,

Your Portfolio Management Team


/s/Carol L. Franklin            /s/Nicholas Bratt
Carol L. Franklin                Nicholas Bratt


/s/Irene T. Cheng                /s/Joan R. Gregory
Irene T. Cheng                   Joan R. Gregory


/s/Francisco S. Rodrigo III
Francisco S. Rodrigo III



                           Scudder International Fund:
                          A Team Approach to Investing

  Scudder International Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad.

  Lead Portfolio Manager Carol L. Franklin joined Scudder International Fund's portfolio management team in 1986 and has been responsible for setting the Fund's investment strategy and overseeing security selection since 1992. Carol, who has 19 years of experience in finance and investing, joined Scudder in 1981. Nicholas Bratt, portfolio manager, directs Scudder's overall global equity investment strategies. Nick joined Scudder and the team in 1976. Irene
  T. Cheng joined Scudder and the team in 1993 as a portfolio manager, and has 12 years of experience in finance and investing. Joan R. Gregory, portfolio manager, focuses on stock selection, a role she has played since she joined Scudder in 1992. Joan, who joined the team in 1994, has been involved with investment in global and international stocks since 1989. Francisco S. Rodrigo III, portfolio manager, joined Scudder and the team in 1994. Francisco has been involved with investment in global and international stocks and bonds as a portfolio manager and analyst since 1989.

                             9 - SCUDDER INTERNATIONAL FUND

                    Investment Portfolio as of March 31, 1997

                                                                                             Principal               Market
                                                                                             Amount (c)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.5%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette
  dated 3/31/97 at 6.375%, to be repurchased at
  $38,943,895 on 4/1/97, collateralized by a
  $39,800,000 U.S. Treasury
                                                                                                                    ----------
  Note, 6.375%, 3/31/01 (Cost $38,937,000) ...........................................        38,937,000            38,937,000
                                                                                                                    ----------
Commercial Paper 5.7%
------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Financial Inc. Discount Note, 4/2/97 ...................................        20,000,000            19,996,822
Dresdner US Finance Inc. Discount Note, 4/3/97 .......................................        15,000,000            14,995,508
Ford Motor Credit Co. Discount Note, 4/2/97 ..........................................        17,000,000            16,997,497
General Electric Capital Corp. Discount Note, 4/3/97 .................................        45,000,000            44,986,717
Sun Trust Bank Discount Note, 4/3/97 .................................................        20,000,000            19,993,744
Texaco Inc. Discount Note, 4/2/97 ....................................................        30,000,000            29,995,600
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $146,965,888)                                                                         146,965,888
------------------------------------------------------------------------------------------------------------------------------
Convertible Bonds 0.8%
------------------------------------------------------------------------------------------------------------------------------
Japan 0.5%
Softbank Corp., 0.5%, 3/29/02 ..................................................    JPY    1,500,000,000            12,929,571
                                                                                                                    ----------
Malaysia 0.0%
Renong Berhad ICULS, 4%, 5/21/01 ...............................................    MYR        1,620,000               666,761
                                                                                                                    ----------
Philippines 0.3%
International Container Terminal, Inc., 1.75%, 3/13/04 .........................               7,515,000             7,477,425
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $23,114,612)                                                                          21,073,757
------------------------------------------------------------------------------------------------------------------------------
                                                                                               Shares
==============================================================================================================================
Common Stocks 92.0%
------------------------------------------------------------------------------------------------------------------------------
Argentina 0.8%
YPF S.A. "D" (ADR) (Petroleum company) ...............................................           785,000            20,802,500
                                                                                                                    ----------
Australia 1.1%
National Australia Bank, Ltd. (Commercial bank) ......................................         1,141,784            14,455,885
Woodside Petroleum Ltd. (Major oil and gas producer) .................................         1,814,600            13,363,484
                                                                                                                    ----------
                                                                                                                    27,819,369
                                                                                                                    ----------
Brazil 6.9%
Centrais Eletricas Brasileiras S/A "B" (pfd.) (Electric utility) .....................        81,586,227            35,122,322
Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) .................       673,000,000            27,701,487
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ............           710,000            16,187,397
Petroleo Brasileiro S/A (pfd.) (Petroleum company) ...................................       139,000,000            27,622,846
Telecomunicacoes Brasileiras S.A. (pfd.) (Telecommunication services) ................       420,000,000            43,457,163


    The accompanying notes are an integral part of the financial statements.


                        10 -- SCUDDER INTERNATIONAL FUND


                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------

Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Non-coated flat
 products and electrolytic galvanized products) ......................................    24,700,000,000            27,748,879
                                                                                                                   -----------
                                                                                                                   177,840,094
                                                                                                                   -----------
Canada 1.8%
Canadian National Railway Co. (Railroad operator) ....................................           670,000            23,737,585
Canadian Pacific Ltd. (Transportation and natural resource conglomerate) .............           225,000             5,400,000
Canadian Pacific Ltd. (Ord.) .........................................................           711,914            16,995,030
                                                                                                                   -----------
                                                                                                                    46,132,615
                                                                                                                   -----------
Finland 1.2%
Nokia AB Oy "A" (Leading manufacturer of telecommunications equipment and
  cellular telephones) ...............................................................           515,000            30,772,580
                                                                                                                   -----------
France 9.1%
AXA SA (Insurance group providing insurance, finance and real estate services) .......           302,857            20,082,583
Alcatel Alsthom (Manufacturer of transportation,
 telecommunication and energy equipment) .............................................           107,700            13,005,717
Carrefour (Hypermarket operator and food retailer) ...................................            55,800            34,695,485
Compagnie Financiere de Paribas (Finance and investment company) .....................           309,814            21,614,417
Compagnie Generale des Eaux (Water utility) ..........................................           120,000            16,350,521
Lafarge SA (Producer of cement, concrete and aggregates) .............................           220,000            15,274,023
Pinault-Printemps, SA (Distributor of consumer goods) ................................            50,000            21,551,340
Rhone-Poulenc SA "A" (Medical, agricultural and consumer chemicals) ..................           681,912            23,112,985
Schneider SA (Manufacturer of electronic components and automated
 manufacturing systems) ..............................................................           528,223            30,294,382
Total SA "B" (International oil and gas exploration, development and production) .....           363,336            31,509,181
Valeo SA (Automobile and truck components manufacturer) ..............................           122,399             8,244,955
                                                                                                                   -----------
                                                                                                                   235,735,589
                                                                                                                   -----------
Germany 13.3%
BASF AG (Leading international chemical producer) ....................................           771,000            29,120,504
Bayer AG (Leading chemical producer) .................................................           905,000            37,654,077
Bayerische Vereinsbank AG (Commercial bank) ..........................................           550,000            22,784,772
Commerzbank AG* (Worldwide multi-service bank) .......................................           808,400            23,263,309
Daimler-Benz AG (Automobile and truck manufacturer) ..................................           437,000            34,949,520
Hoechst AG (Chemical producer) .......................................................           804,000            32,560,072
Mannesmann AG (Bearer) (Diversified construction and technology company) .............            83,762            32,038,463
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) .............           846,100            30,536,703
SAP AG (pfd.) (Computer software manufacturer) .......................................           113,000            19,375,300
Schering AG (Pharmaceutical and chemical producer) ...................................           243,000            24,518,525
VEBA AG (Electric utility, distributor of oil and chemicals) .........................           621,500            35,192,251


    The accompanying notes are an integral part of the financial statements.


                         11 -- SCUDDER INTERNATIONAL FUND


                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Volkswagen AG* (Leading automobile manufacturer) .....................................            39,550            21,861,571
                                                                                                                   -----------
                                                                                                                   343,855,067
                                                                                                                   -----------
Hong Kong 5.7%
First Pacific Co., Ltd. (International management and investment company) ............        14,387,681            18,289,346
Great Eagle Holdings Ltd. (Property development) .....................................         2,886,000             9,534,709
Guoco Group Ltd. (Investment holding company) ........................................           516,000             2,550,467
HSBC Holdings Ltd. (Bank) ............................................................         1,223,831            28,350,261
Hong Kong & China Gas Co., Ltd. (Gas utility) ........................................         9,734,408            18,278,632
Hong Kong & China Gas Co., Ltd. Warrants* ............................................         1,027,867               464,276
Hutchison Whampoa, Ltd. (Container terminal and real estate company) .................         3,838,584            28,979,979
Kerry Properties Ltd. (Real estate company) ..........................................         8,352,000            18,539,161
Television Broadcasts, Ltd. (Television broadcasting) ................................         5,810,000            23,618,801
                                                                                                                   -----------
                                                                                                                   148,605,632
                                                                                                                   -----------
Hungary 0.1%
First Hungary Fund (Investment company) (b) ..........................................             3,619             3,365,670
                                                                                                                   -----------
Indonesia 1.3%
Asia Pacific Resources International Holdings Ltd.* (Manufacturer of rayon
 fiber for Asian textile markets, owner of world's leading paper pulp mill) ..........           126,600               609,263

Asia Pulp & Paper Co., Ltd.* (ADR) (Producer of pulp and paper) ......................           853,495             8,855,011
HM Sampoerna (Foreign registered) (Tobacco company) ..................................         2,400,000            11,245,314
Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper) ............         9,056,893             6,695,537
Indah Kiat Pulp & Paper Warrants* ....................................................           822,101               256,800
Pabrik Kertas Tjiwi Kimia (Operator of pulp and paper factory) .......................         5,800,240             5,797,824
                                                                                                                   -----------
                                                                                                                    33,459,749
                                                                                                                   -----------
Italy 1.3%
Telecom Italia Mobile SpA (Ord.) (Cellular telecommunication services) ...............        11,850,000            34,116,059
                                                                                                                   -----------
Japan 13.2%
Bridgestone Corp. (Leading automobile tire manufacturer) .............................         1,505,000            28,233,201
Canon Inc. (Leading producer of visual image and information equipment) ..............         1,488,000            31,884,855
DDI Corp. (Long distance telephone and cellular operator) ............................             2,975            18,787,701
Hitachi Ltd. (General electronics manufacturer) ......................................         2,981,000            26,514,919
Honda Motor Co., Ltd. (Leading automobile and motorcycle manufacturer) ...............           712,000            21,244,279
Jusco Co., Ltd. (Major supermarket operator) .........................................           662,000            18,200,049
Keyence Corp. (Specialized manufacturer of sensors) ..................................           239,800            27,340,341
Kokuyo (Leading manufacturer of paper stationery) ....................................           580,000            12,662,731
Mabuchi Motor Co., Ltd. (Manufacturer of DC motors) ..................................            80,300             3,954,290
Matsushita Electric Industrial Co., Ltd.
 (Leading manufacturer of consumer electronic products) ..............................         2,096,000            32,710,277



    The accompanying notes are an integral part of the financial statements.


                         12 -- SCUDDER INTERNATIONAL FUND


                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Matsushita Electric Works, Inc. (Leading maker of
 building materials and lighting equipment) ..........................................         1,400,000            12,792,108
Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) ................           255,500            19,833,428
Pioneer Electronics Corp. (Leading manufacturer of audio equipment) ..................           750,000            12,250,344
Ricoh Co., Ltd. (Leading maker of copiers and information equipment) .................         2,130,000            24,284,790
Shiseido Co., Ltd. (Leading cosmetic producer) .......................................           467,000             6,041,886
Sony Corp. (Consumer electronic products manufacturer) ...............................           366,400            25,627,557
Sumitomo Metal Industries, Ltd. (Leading integrated crude steel producer) ............         7,650,000            17,320,288
Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and
 copper mining company) ..............................................................           480,000             2,899,329
                                                                                                                   -----------
                                                                                                                   342,582,373
                                                                                                                   -----------
Korea 0.3%
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b) ...........................             7,030               439,856
Pohang Iron & Steel Co., Ltd. (ADR) ..................................................           292,900             6,956,375
                                                                                                                   -----------
                                                                                                                     7,396,231
                                                                                                                   -----------
Malaysia 1.4%
Malayan Banking Berhad (Leading banking and financial services group) ................         1,350,000            15,388,883
Malaysian Airline System Berhad* (Air transportation and related services) ...........         2,481,000             6,607,324
Renong Berhad (Holding company involved in engineering, construction,
 financial services, telecommunication and information technology) ...................         8,100,000            13,727,429
                                                                                                                   -----------
                                                                                                                    35,723,636
                                                                                                                   -----------
Mexico 0.6%
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) ..............           375,000            14,437,500
                                                                                                                   -----------
Netherlands 5.6%
AEGON Insurance Group NV (Insurance company) .........................................           537,500            37,859,580
Akzo-Nobel NV (Chemical producer) ....................................................           120,000            17,237,463
Elsevier NV (International publisher of scientific, professional,
   business, and consumer information books) .........................................         1,676,000            27,256,392
Heineken Holdings NV "A" (Brewery) ...................................................           160,000            24,143,539
Philips Electronics NV (Leading manufacturer of electrical equipment) ................           447,000            20,854,995
Wolters Kluwer CVA (Publisher) .......................................................           154,963            18,665,463
                                                                                                                   -----------
                                                                                                                   146,017,432
                                                                                                                   -----------
New Zealand 0.0%
Telecom Corp. of New Zealand (Telecommunication services) ............................            64,950               295,541
                                                                                                                   -----------
Norway 0.7%
Saga Petroleum AS "A" (Oil and gas exploration and production) .......................         1,023,200            17,590,566
                                                                                                                   -----------
Philippines 1.6%
C & P Homes, Inc.* (Home construction company) .......................................        30,477,000            14,449,554
Manila Electric Co. "B" (Electric utility) ...........................................         2,275,000            18,120,614


    The accompanying notes are an integral part of the financial statements.


                         13 -- SCUDDER INTERNATIONAL FUND

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
SM Prime Holdings Corp. (Leader in commercial center operations) .....................        30,000,000             8,761,616
                                                                                                                   -----------
                                                                                                                    41,331,784
                                                                                                                   -----------
Portugal 0.7%
Cimentos de Portugal SA (Manufacturer of cement, ready mix concrete and aggregates) ..           405,015             8,449,380
Portugal Telecom SA (Telecommunication services) .....................................           239,300             8,907,603
                                                                                                                   -----------
                                                                                                                    17,356,983
                                                                                                                   -----------
Spain 2.5%
Acerinox, S.A. (Stainless steel producer) ............................................           147,800            20,871,421
Banco Popular Espanol, S.A. (Retail bank) ............................................            90,983            16,370,822
Compania Telefonica Nacional de Espana SA (ADR) (Telecommunication services) .........           381,000            27,336,750
                                                                                                                   -----------
                                                                                                                    64,578,993
                                                                                                                   -----------
Sweden 3.9%
AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) .........           766,600            11,606,821
L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of cellular
  telephone equipment) ...............................................................         1,075,000            36,348,438
S.K.F. AB "B" (Free) (Manufacturer of roller bearings) ...............................           750,000            19,722,687
Skandia Foersaekrings AB (Free) (Financial conglomerate) .............................         1,040,000            32,804,739
                                                                                                                   -----------
                                                                                                                   100,482,685
                                                                                                                   -----------
Switzerland 5.9%
ABB AG (Bearer) (Manufacturer of electrical equipment) ...............................            21,110            25,375,417
Credit Suisse Group (Registered) (Provider of bank services,
 management services and life insurance) .............................................           250,000            30,007,991
Ciba Specialty Chemical* (Registered) (Manufacturer of
 chemical products for plastics, coatings, fibers and fabrics) .......................           135,901            11,236,950
Clariant AG* (Registered) (Manufacturer of color chemicals) ..........................            48,447            23,881,457
Novartis AG* (Bearer) (Pharmaceutical company) .......................................            18,773            23,387,986
Roche Holdings AG* (PC) (Producer of drugs and medicines) ............................             2,960            25,595,609
SGS Holdings SA (Bearer) (Trade inspection company) ..................................             5,755            11,796,310
                                                                                                                   -----------
                                                                                                                   151,281,720
                                                                                                                   -----------
Taiwan 0.7%
China Development Corp. (Provider of loan and guarantee
 services to manufacturing and service industries) ...................................         2,587,500            10,522,876
Far Eastern Department Store (Department store chain) ................................         5,601,750             8,278,548
                                                                                                                   -----------
                                                                                                                    18,801,424
                                                                                                                   -----------
United Kingdom 12.3%
BOC Group PLC (Producer of industrial gases) .........................................           863,709            13,611,271
British Petroleum PLC (Major integrated world oil company) ...........................         3,005,199            34,901,464


    The accompanying notes are an integral part of the financial statements.


                         14 -- SCUDDER INTERNATIONAL FUND


                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Carlton Communications PLC (Television post production products and services) ........         3,487,500            29,832,062
General Electric Co., PLC (Manufacturer of power, communications and
 defense equipment and other various electrical components) ..........................         4,450,000            27,377,723
Glaxo Wellcome PLC (Pharmaceutical company) ..........................................         1,095,000            20,102,220
Pearson PLC (Diversified media and entertainment holding company) ....................         1,619,000            19,521,651
PowerGen PLC (Electric utility) ......................................................         2,538,059            24,800,125
RTZ Corp., PLC (Mining and finance company) ..........................................         1,688,460            26,747,474
Reuters Holdings PLC (International news agency) .....................................         2,219,600            22,637,691
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .......         2,383,476            35,444,179
WPP Group PLC (Advertising agency) ...................................................         6,215,000            26,070,360
Zeneca Group PLC (Holding company: manufacturing and marketing of
 pharmaceutical and agrochemical products and specialty chemicals) ...................         1,285,000            37,266,716
                                                                                                                   -----------
                                                                                                                   318,312,936
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,716,243,233)                                                                        2,378,694,728
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $1,925,260,733) (a)                                                    2,585,671,373
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $1,935,783,363. At March 31, 1997, net unrealized appreciation for all securities based on tax cost was $649,888,010. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $686,152,816 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $36,264,806.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,805,526 (.15% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at March 31, 1997 aggregated $4,402,614. These securities may also have certain restrictions as to resale.

(c)   Principal amount is stated in U.S. dollars unless otherwise specified.

       Currency Abbreviations:     JPY  Japanese Yen    MYR  Malaysian Ringgit

      Transactions in written call options during the year ended March 31, 1997 were:

                                                                    Premiums
                                            Principal Amount       Received ($)
                                       -----------------------------------------
       Outstanding at
           March 31, 1996 .............   JPY   32,532,000,000     12,317,038
           Contracts written ..........   JPY   34,500,000,000      5,801,750
           Contracts closed ...........   JPY  (53,852,000,000)   (13,849,598)
           Contracts expired ..........   JPY  (13,180,000,000)    (4,269,190)
                                       -----------------------------------------
       Outstanding at
           March 31, 1997 .............   JPY               --             --
                                               ===============    ===========

    The accompanying notes are an integral part of the financial statements.


                         15 -- SCUDDER INTERNATIONAL FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1997


Assets
----------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $1,925,260,733) ...............   $2,585,671,373
                  Foreign currency holdings, at market (identified cost $661,283) .......          644,512
                  Receivable on investments sold ........................................       22,346,663
                  Receivable on Fund shares sold ........................................          427,141
                  Dividends and interest receivable .....................................        7,588,958
                  Foreign taxes recoverable .............................................        1,802,579
                  Other assets ..........................................................           65,085
                                                                                            --------------
                  Total assets ..........................................................    2,618,546,311
Liabilities
----------------------------------------------------------------------------------------------------------
                  Payable for investments purchased .....................................       28,939,107
                  Due to custodian bank .................................................          891,121
                  Payable for Fund shares redeemed ......................................        2,910,287
                  Accrued management fee ................................................        1,752,228
                  Other payables and accrued expenses ...................................        1,022,882
                                                                                            --------------
                  Total liabilities .....................................................       35,515,625
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                               $2,583,030,686
                  ----------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ...................................        1,417,347
                  Unrealized appreciation (depreciation) on:
                     Investments ........................................................      660,410,640
                     Foreign currency related transactions ..............................          (89,236)
                  Accumulated net realized gain .........................................          249,360
                  Paid-in capital .......................................................    1,921,042,575
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                               $2,583,030,686
                  ----------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($2,583,030,686/53,734,143 shares of capital stock outstanding,         --------------
                    $.01 par value, 200,000,000  shares authorized) ......................  $        48.07
                                                                                            --------------


 The accompanying notes are an integral part of the financial statements.


                         16 -- SCUDDER INTERNATIONAL FUND

                             Statement of Operations
                            year ended March 31, 1997


Investment Income
----------------------------------------------------------------------------------------------------------
                  Income:

                  Interest (net of foreign taxes withheld of $10,018) ...................        7,385,262
                                                                                             -------------
                                                                                                45,699,933
                                                                                             -------------
                  Expenses:
                  Management fee ........................................................       20,989,160
                  Services to shareholders ..............................................        4,647,354
                  Custodian and accounting fees .........................................        2,741,989
                  Directors' fees and expenses ..........................................           61,815
                  Reports to shareholders ...............................................          464,757
                  Auditing ..............................................................          138,975
                  Legal .................................................................           57,268
                  Registration fees .....................................................           64,044
                  Other .................................................................          230,086
                                                                                             -------------
                                                                                                29,395,448
                  ----------------------------------------------------------------------------------------
                  Net investment income                                                         16,304,485
                  ----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------
                  Net realized gain from:
                  Investments ...........................................................       61,540,056
                  Written options .......................................................       15,862,488
                  Foreign currency related transactions .................................       27,424,026
                                                                                             -------------
                                                                                               104,826,570
                                                                                             -------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ...........................................................      152,717,827
                  Written options .......................................................      (12,108,301)
                  Foreign currency related transactions .................................          (36,175)
                                                                                             -------------
                                                                                               140,573,351
                  ----------------------------------------------------------------------------------------
                  Net gain on investment transactions                                          245,399,921
                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $ 261,704,406
                  ----------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                         17 -- SCUDDER INTERNATIONAL FUND

                       Statements of Changes in Net Assets

                                                                                       Years Ended March 31,
Increase (Decrease) in Net Assets                                                   1997                  1996
-------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ..................................      $    16,304,485       $    20,332,419
                Net realized gain from investment transactions .........          104,826,570            97,431,462
                Net unrealized appreciation on investment transactions
                   during the period ...................................          140,573,351           293,552,612
                                                                              ---------------       ---------------
                Net increase in net assets resulting from operations ...          261,704,406           411,316,493
                                                                              ---------------       ---------------
                Distributions to shareholders from:
                Net investment income ..................................          (68,670,750)          (20,899,123)
                                                                              ---------------       ---------------
                Net realized gains .....................................          (64,600,067)          (61,655,254)
                                                                              ---------------       ---------------
                Fund share transactions:
                Proceeds from shares sold ..............................          563,459,224           566,171,226
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions ........................          117,795,156            75,365,736
                Cost of shares redeemed ................................         (741,611,600)         (647,503,731)
                                                                              ---------------       ---------------
                Net decrease in net assets from Fund share transactions           (60,357,220)           (5,966,769)
                                                                              ---------------       ---------------
                Increase in net assets .................................           68,076,369           322,795,347
                Net assets at beginning of period ......................        2,514,954,317         2,192,158,970
                Net assets at end of period (including undistributed net
                 investment  income of $1,417,347 and accumulated
                 distributions in  excess of net investment income of
                                                                              ---------------       ---------------
                 ($14,026,160), respectively) ..........................      $ 2,583,030,686       $ 2,514,954,317
                                                                              ---------------       ---------------
Other Information
-------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ..............           55,022,967            55,183,581
                                                                              ---------------       ---------------
                Shares sold ............................................           11,978,853            12,911,834
                Shares issued to shareholders in reinvestment of
                distributions ..........................................            2,508,054             1,726,196
                Shares redeemed ........................................          (15,775,731)          (14,798,644)
                                                                              ---------------       ---------------
                Net decrease in Fund shares ............................           (1,288,824)             (160,614)
                                                                              ---------------       ---------------
                Shares outstanding at end of period ....................           53,734,143            55,022,967
                                                                              ---------------       ---------------

 The accompanying notes are an integral part of the financial statements.


                         18---SCUDDER INTERNATIONAL FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                     Years Ended March 31,
                                     1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
                                    ---------------------------------------------------------------------------------------
   period ........................  $45.71   $39.72   $42.96   $35.69   $34.36   $34.69   $37.00   $34.79   $33.43   $44.05
                                    ---------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ............     .30      .38      .21      .31      .38      .44      .80      .49      .40      .45
Net realized and unrealized gain
   (loss) on investment
   transactions ..................    4.53     7.19    (1.03)    7.74     2.64     (.37)    (.39)    5.30     4.15     (.86)
Total from investment
                                    ---------------------------------------------------------------------------------------
   operations ....................    4.83     7.57     (.82)    8.05     3.02      .07      .41     5.79     4.55     (.41)
                                    ---------------------------------------------------------------------------------------
Less distributions:
From net investment income .......   (1.28)    (.40)      --     (.63)    (.83)      --     (.74)    (.43)    (.13)    (.82)
In excess of net investment income      --       --       --     (.06)      --       --       --       --       --       --
From net realized gains on
   investment transactions .......   (1.19)   (1.18)   (2.42)    (.09)    (.86)    (.40)   (1.98)   (3.15)   (3.06)   (9.39)
                                    ---------------------------------------------------------------------------------------
Total distributions ..............   (2.47)   (1.58)   (2.42)    (.78)   (1.69)    (.40)   (2.72)   (3.58)   (3.19)  (10.21)
                                    ---------------------------------------------------------------------------------------
Net asset value, end of
                                    ---------------------------------------------------------------------------------------
   period ........................  $48.07   $45.71   $39.72   $42.96   $35.69   $34.36   $34.69   $37.00   $34.79   $33.43
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) .................   10.74    19.25    (2.02)   22.69     9.12      .18     1.46    17.08    14.34     (.47)
Ratios and Supplemental Data
Net assets, end of period
 ($ millions) ....................   2,583    2,515    2,192    2,198    1,180      933      929      783      550      559
Ratio of operating expenses to
   average net assets (%) ........    1.15     1.14     1.19     1.21     1.26     1.30     1.24     1.18     1.22     1.21
Ratio of net investment income to
   average net assets (%) ........     .64      .86      .48      .75     1.13     1.25     2.22     1.33     1.20     1.16
Portfolio turnover rate (%) ......    35.8     45.2     46.3     39.9     29.2     50.4     70.1     49.4     48.3     54.8
Average commission rate paid (b) .  $.0002       --       --       --       --       --       --       --       --       --

(a) Based on monthly average share Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after March 31, 1997.


                         19 -- SCUDDER INTERNATIONAL FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.


                         20 -- SCUDDER INTERNATIONAL FUND

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.


                         21 -- SCUDDER INTERNATIONAL FUND

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, options on currencies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended March 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $874,321,294 and $1,039,474,034, respectively.

                               C. Related Parties

On September 5, 1996, the Fund's Board of Directors approved a new Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"). Under the Management Agreement the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of approximately 0.90% of the first $500,000,000 of average daily net assets, 0.85% of the next $500,000,000 of such net assets, 0.80% of the next


                          22 -- SCUDDER INTERNATIONAL FUND

$1,000,000,000 of such net assets, 0.75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly.

Under the Investment Management Agreement between the Fund and the Adviser which was in effect prior to September 5, 1996 (the "Agreement"), the Fund agreed to pay to the Adviser a fee equal to an annual rate of 0.90% on the first $500,000,000 of the Fund's average daily net assets, 0.85% on the next $500,000,000, 0.80% on the next $1,000,000,000, and 0.75% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. The agreements also provide that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended March 31, 1997, the fee pursuant to both agreements amounted to $20,989,160 which was equivalent to an annual effective rate of 0.82% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $3,050,321 charged to the Fund by SSC for the year ended March 31, 1997, of which $296,627 is unpaid at March 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended March 31, 1997, the amount charged to the Fund by STC aggregated $930,582, of which $111,209 is unpaid at March 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1997, the amount charged to the Fund by SFAC aggregated $795,122, of which $65,991 is unpaid at March 31, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended March 31, 1997, Directors' fees and expenses aggregated $61,815.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                          23 -- SCUDDER INTERNATIONAL FUND

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

We have audited the accompanying statement of assets and liabilities of Scudder International Fund, including the investment portfolio, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder International Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
May 16, 1997


                          24 -- SCUDDER INTERNATIONAL FUND

                                 Tax Information

The Fund paid distributions of $1.19 per share from net long-term capital gains during its year ended March 31, 1997. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $36,901,570 as capital gain dividends for its fiscal year ended March 31, 1997.

The Fund paid foreign taxes of $5,218,633 and the Fund recognized $33,186,627 of foreign source income during the year ended March 31, 1997. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.097 per share of foreign taxes paid and $0.618 of income earned from foreign sources in the year ended March 31, 1997.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                            25 - SCUDDER INTERNATIONAL FUND

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                                  intentionally
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                            26 - SCUDDER INTERNATIONAL FUND

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                            27 - SCUDDER INTERNATIONAL FUND

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest Scholar, Brookings Institute

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Dr. Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director; Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Director; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert W. Lear
Honorary Director

Robert G. Stone, Jr.
Honorary Director; Chairman Emeritus and Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Carol L. Franklin*
Vice President

Richard W. Desmond*
Assistant Secretary

*Scudder, Stevens & Clark, Inc.

                            28 - SCUDDER INTERNATIONAL FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
   Scudder U.S. Treasury Money Fund

   Scudder Cash Investment Trust



Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund

   Scudder California Tax Free Money Fund*

   Scudder New York Tax Free Money Fund*



Tax Free+
---------
   Scudder Limited Term Tax Free Fund

   Scudder Medium Term Tax Free Fund

   Scudder Managed Municipal Bonds

   Scudder High Yield Tax Free Fund

   Scudder California Tax Free Fund*

   Scudder Massachusetts Limited Term
      Tax Free Fund*

   Scudder Massachusetts Tax Free Fund*

   Scudder New York Tax Free Fund*

   Scudder Ohio Tax Free Fund*

   Scudder Pennsylvania Tax Free Fund*



U.S. Income
-----------
   Scudder Short Term Bond Fund

   Scudder Zero Coupon 2000 Fund

   Scudder GNMA Fund

   Scudder Income Fund

   Scudder High Yield Bond Fund


Global Income
-------------
   Scudder Global Bond Fund

   Scudder International Bond Fund

   Scudder Emerging Markets Income Fund



Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio

   Scudder Pathway Balanced Portfolio

   Scudder Pathway Growth Portfolio

   Scudder Pathway International Portfolio



U.S. Growth and Income
----------------------
   Scudder Balanced Fund

   Scudder Growth and Income Fund



U.S. Growth
-----------
  Value

     Scudder Large Company Value Fund

     Scudder Value Fund

     Scudder Small Company Value Fund

     Scudder Micro Cap Fund

  Growth

     Scudder Classic Growth Fund

     Scudder Large Company Growth Fund

     Scudder Development Fund

     Scudder 21st Century Growth Fund


Global Growth
-------------

  Worldwide

     Scudder Global Fund

     Scudder International Fund

     Scudder Global Discovery Fund

     Scudder Emerging Markets Growth Fund

     Scudder Gold Fund

  Regional

     Scudder Greater Europe Growth Fund

     Scudder Pacific Opportunities Fund

     Scudder Latin America Fund

     The Japan Fund



Retirement Programs
-------------------
   IRA

   SEP IRA

   Keogh Plan

   401(k), 403(b) Plans

   Scudder Horizon Plan *+++ +++
    (a variable annuity)


Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.

   The Brazil Fund, Inc.

   The First Iberian Fund, Inc.

   The Korea Fund, Inc.

   The Latin America Dollar Income Fund, Inc.

   Montgomery Street Income Securities, Inc.

   Scudder New Asia Fund, Inc.

   Scudder New Europe Fund, Inc.

   Scudder World Income  Opportunities
    Fund, Inc.



For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                            29 - SCUDDER INTERNATIONAL FUND

                                            Scudder Solutions

Convenient ways to invest, quickly and reliably:
---------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is higher and       electronically debited from that account.
          fewer when it's lower, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit
          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.


Around-the-clock electronic account service and information, including some transactions:
---------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.


Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
---------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                             AutoSell

          You designate the bank account, determine the schedule        Provides speedy access to your money by
          (as frequently as once a month) and amount of the             electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                       to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
---------------------------------------------------------------------------------------------------------------------------------

                                       30 - SCUDDER INTERNATIONAL FUND


Mutual Funds and More -- Brokerage and Guidance Services:
---------------------------------------------------------------------------------------------------------------------------------

          Scudder Brokerage Services                                   Scudder Portfolio Builder

          Offers you access to a world of investments,                 A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus          you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual             as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides          using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no          Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder                     Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder                 Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with            managing a portfolio. Personal Counsel(SM) is a highly
          no minimum investment. For information about                 customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.             individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Service, Inc., Adviser.


For more information about these services, call a Scudder representative at 1-800-225-5163
---------------------------------------------------------------------------------------------------------------------------------

Additional Information on How to Contact Scudder:
---------------------------------------------------------------------------------------------------------------------------------

          For existing account services and transactions               Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163                 The Scudder Funds
                                                                       P.O. Box 2291
          For establishing 401(k) and 403(b) plans                     Boston, Massachusetts
          Scudder Defined Contribution Services --                     02107-2291
          1-800-323-6105
                                                                       Or Stop by a Scudder Funds Center
          For information about The Scudder Funds, including           Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for             the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                              you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470                 Boca Raton     Chicago      San Francisco
                   Investor.Relations@scudder.com                      Boston         New York

          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Growth, Balanced, Conservative, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.

          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.

                            31 - SCUDDER INTERNATIONAL FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER